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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                        ---------------------------------


                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: March 09, 1999





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)


          New York                              33-89380-01                          37-0152681
----------------------------              -----------------------              ----------------------
(State or other jurisdiction              (Commission File Number)                 (IRS Employer
      of incorporation)                                                        Identification Number)

Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                             62048
----------------------------------------                         --------------
(Address of principal executive offices)                           (Zip Code)

              Registrant's telephone number, including area code:

                                (618) 251-2035


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ITEM 5.     OTHER EVENTS.
            -------------

            The February 1999 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on March 09, 1999.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of February, 1999.


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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Mercantile Bank
                                       National Association, Servicer


                                       By:     \s\ Keith Roever

                                       Name:   Keith Roever
                                       Title:  President



Date: March 17, 1999


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
Number                              Exhibits
-------                             --------
  1                                 Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of February, 1999.